Exhibit 10.1


                        CONSENT OF INDEPENDENT AUDITORS


To the Stockholders and Directors of
Advantage America, Inc.

We hereby consent to the use in the Prospectus constituting a part of this Amendment No. 1 to Form 10-SB Registration Statement of our report dated August 16, 2001 relating to the financial statements of Advantage America, Inc., for the year ended June 30, 2001.

/s/ Sprayberry, Barnes, Marietta & Luttrell

Sprayberry, Barnes, Marietta & Luttrell
Bakersfield, California
December 21, 2001


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